Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2018 Earnings

Scranton, PA, October 23, 2018/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2018.  Peoples reported net income of $6.7 million, or $0.91 per share for the third quarter of 2018, a 25.5% increase when compared to $5.4 million, or $0.72 per share for the comparable period of 2017. The increase in earnings for the three months ended September 30, 2018 is the product of higher net interest income of $1.3 million due to growth in our average earning assets of $178.4 million from the year ago period and a reduction in income taxes due to the Tax Cuts and Jobs Act of 2017, which reduced the corporate tax rate to 21% effective January 1, 2018.

Net income for the nine months ended September 30, 2018, totaled $18.5 million or $2.50 per share, a 17.2% increase compared to $15.8 million or $2.14 per share for the same period last year.  The increase in earnings for the nine months ended September 30, 2018 is the result of higher net interest income of $4.2 million due to our earning asset growth coupled with the $1.7 million reduction in income taxes due to the lower corporate tax rate. These increases were partially offset by lower noninterest income in the amount of $3.3 million due in part to the sale of our merchant services business in the second quarter of 2017.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses incurred within investment securities available-for-sale, gains on the sale of other business lines and the non-recurring tax provision related to the Tax Cuts and Jobs Act of 2017. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities and gains from other nonrecurring sources, for the three months ended September 30, totaled $6.7 million and $5.4 million in 2018 and 2017, respectively. Core net income per share for the three months ended September 30, 2018 was $0.91, an increase from $0.72 for the same period in 2017. Core net income in 2018 excludes a pre-tax $14 thousand gain in the value of our equity investment securities portfolio.

Core net income for the nine months ended September 30, 2018 was $18.3 million or $2.47 per share, a 26.1% increase compared to $14.5 million or $1.96 per share for the same period of 2017. Results for the nine months ended September 30, 2018 exclude pre-tax $14 thousand gain in the value of our equity investment securities portfolio and a nonrecurring pre-tax gain of $291 thousand from the sale of our credit card portfolio. The 2017 results were impacted by the pre-tax gain of $2.3 million from the sale of our merchant services business.

NOTABLES

•	Loans, net growth of $86.4 million in the nine months ended September 30, 2018 (6.8% annualized rate), with growth of $146.9 million or 9.0% since September 30, 2017.
•	Deposits grew $108.8 million or 8.5% annualized for the nine months ended September 30, 2017. Compared to September 30, 2017, deposits have grown $140.0 million or 8.3%.
•	Tangible book value per share improved to $27.99 at September 30, 2018 from $26.83 at December 31, 2017 and from $26.97 at September 30, 2017.

•	Tax-equivalent net interest income increased to $54.0 million for the nine months ended September 30, 2018 compared to $51.1 million for the same period in 2017.
•

Return on average assets was 1.19% and 1.12% for the three and nine months ended September 30, 2018 compared to 1.03% and 1.04%, respectively for the comparable periods in 2017. Return on average equity was 9.81% and 9.21% for the three and nine months ended September 30, 2018 compared to 8.00% and 8.09%, respectively for the three and nine months ended September 30, 2017.

•	Nonperforming assets to loans, net, and foreclosed assets decreased to 0.65% at September 30, 2018, from 0.68% at December 31, 2017 and 0.83% at September 30, 2017.
•

The effective tax rate decreased to 11.8% for the nine months ended September 30, 2018 resulting from the tax reform legislation enacted in December 2017. This compares favorably to 21.0% for the same period in 2017.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for both the three and nine months ended September 30 was 3.57% in 2018, compared to 3.73% and 3.71% respectively for the same periods in 2017. Yields and interest income on our tax-exempt loans and investment securities were computed on a taxable-equivalent basis assuming a 21% tax rate in 2018 and a 35% tax rate in 2017, reflecting the 21% statutory tax rate that became effective for Peoples on January 1, 2018, under the Tax Cuts and Jobs Act of 2017. The change in tax rate resulted in an eight basis point reduction to our tax-equivalent yield on earning assets for the three and nine months ended September 30, 2018 from the corresponding period of 2017. This coupled with higher interest-bearing liability costs, due to the increase in short-term market rates, are the factors in the decrease to our net interest margin on a taxable-equivalent basis from the three and nine months ended September 30, 2017 to September 30, 2018.

Tax-equivalent net interest income for the nine months ended September 30, increased $2.9 million or 5.7% to $54.0 million in 2018 from $51.1 million in 2017. The increase in tax equivalent net interest income was primarily due to a $185.3 million increase in average earning assets for the nine months ended September 30, 2018 when compared to the same period in 2017. The tax-equivalent yield on the loan portfolio increased to 4.44% for the nine months ended September 30, 2018, compared to 4.39% for the comparable period in 2017. The tax-equivalent yield on the loan portfolio for the nine months ended September 30, 2018 would have been 4.50% had it been calculated using the 35% tax rate. Loans, net averaged $1.7 billion for the nine months ended September 30, 2018 and $1.6 billion for the comparable period in 2017. For the nine months ended September 30, the tax-equivalent yield on total investments decreased to 2.60% in 2018 from 2.85% in 2017. The tax-equivalent yield on total investments would have increased to 2.86% for the nine months ended September 30, 2018 had it been calculated using the 35% tax rate. Average investments totaled $282.3 million in 2018 and $269.9 million in 2017. Average interest-bearing liabilities increased $138.1 million for the nine months ended September 30, 2018, compared to the corresponding period last year. The cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased to 0.81% in the nine months ended September 30, 2018 from 0.60% for the same period of 2017 due to increases in short-term interest rates.

The provision for loan losses totaled $3.2 million for the nine months ended September 30, 2018 and $3.6 million for the nine months ended September 30, 2017. For the quarter ended September 30, the provision for loan losses was $1.1 million in 2018 and $1.2 million in 2017.

For the nine months ended September 30, noninterest income totaled $10.5 million in 2018, a decrease from $13.8 million in 2017. The gain on sale of our credit card portfolio was $291 thousand and gains on investment securities were $14 thousand in 2018 compared to a gain on the sale of our merchant services portfolio of $2.3 million in 2017. Otherwise, increases in service charges, fees and commissions, which included bank owned life insurance (“BOLI”) proceeds and higher dividend income received on Federal Home Loan Bank (“FHLB”) stock, and income from fiduciary activities partially offset decreases in revenues from merchant services, revenues generated from interest rate swap transactions, income generated from wealth management services, income from mortgage banking activities and life insurance investment income. For the three months ended September 30, noninterest income totaled $3.3 million in 2018, a decrease from $3.7 million in the comparable 2017 period. Decreases in service charges, fees and commissions was due to lower revenue generated from interest rate swap transactions during the three months ended September 30, 2018 when compared to the corresponding year ago period.

Noninterest expense increased $276 thousand or 0.7% to $39.1 million for the nine months ended September 30, 2018, from $38.8 million for the nine months ended September 30, 2017. Salaries and employee benefits increased $1.4 million or 7.3% due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia. Occupancy and equipment expenses also increased due to our market expansion when comparing the nine months ending September 30, 2018 and 2017 as those expenses increased $888 thousand or 12.1%. Offsetting the increase in salaries and occupancy expenses, merchant services related expenses decreased $1.8 million for the nine months ended September 30, 2018 due to the sale of our merchant business in the second quarter of 2017. Rounding out the nine months ended September 30, 2018, increases to other expenses, which include such items as FDIC insurance and assessments and donations, were more than offset by decreases in professional fees and outside services, amortization expense recognized and other expenses. For the third quarter of 2018, noninterest expense remained level at $12.5 million compared to the same period in 2017. As with the results for the nine months ended September 30, 2018, the buildout of our expansion plan led to increases in salaries and employee benefit expense as well as occupancy expenses when comparing the two periods.

 BALANCE SHEET REVIEW

At September 30, 2018, total assets, loans and deposits were $2.3 billion, $1.8 billion and $1.8 billion, respectively. Loans, net increased $86.4 million, or 6.8% annualized from December 31, 2017 to September 30, 2018 and increased $146.9 million, or 9.0% from the year ago period. Total deposits grew $108.8 million, or 8.5% annualized from December 31, 2017 to September 30, 2018 and $140.0 million or 8.3% from September 30, 2017 to September 30, 2018.  Non-interest bearing deposits increased $23.5 million or 8.3% annualized while interest–bearing deposits increased $85.3 million or 8.5% annualized during the nine months ended September 30, 2018. Short-term borrowings decreased $24.2 million in conjunction with the increase in deposits. Total investments were $283.6 million at September 30, 2018, including $274.8 million securities classified as available-for-sale and $8.6 million classified as held-to-maturity.

Stockholders’ equity equaled $273.0 million or $36.89 per share at September 30, 2018, and $266.3 million or $36.00 per share at September 30, 2017. Tangible stockholders’ equity improved to $27.99 per share at September 30, 2018, from $26.97 per share at September 30, 2017. Dividends declared for the nine months ended September 30, 2018 amounted to $0.98 per share, a 4.3% increase from the year ago period, representing a dividend payout ratio of 39.2%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.5 million or 0.65% of loans, net and foreclosed assets at September 30, 2018, compared to $11.6 million or 0.68% of loans, net and foreclosed assets at December 31, 2017 and $13.6 million or 0.83% of loans, net and foreclosed assets at September 30, 2017. The allowance for loan losses equaled $20.4 million or 1.15% of loans, net at September 30, 2018 compared to $19.0 million or 1.12% of loans, net, at December 31, 2017 and $18.8 million or 1.15% of loans, net at September 30, 2017. Loans charged-off, net of recoveries, for the nine months ended September 30, 2018, equaled $1.7 million or 0.10% of average loans, compared to $730 thousand or 0.05% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2018	2018	2018	2017	2017
Key performance data:
Per share data:
Net income	$0.91	$0.81	$0.79	$0.36	$0.72
Core net income (1)	$0.91	$0.77	$0.79	$0.71	$0.72
Cash dividends declared	$0.33	$0.33	$0.32	$0.32	$0.32
Book value	$36.89	$36.43	$36.05	$35.82	$36.00
Tangible book value (1)	$27.99	$27.50	$27.08	$26.83	$26.97
Market value:
High	$48.10	$51.68	$47.53	$51.06	$49.00
Low	$42.40	$43.72	$41.06	$44.04	$39.25
Closing	$42.40	$47.02	$45.65	$46.58	$47.80
Market capitalization	$313,720	$347,904	$337,650	$344,529	$353,553
Common shares outstanding	7,399,054	7,399,054	7,396,505	7,396,505	7,396,505
Selected ratios:
Return on average stockholders’ equity	9.81%	8.90%	8.89%	3.92%	8.00%
Core return on average stockholders’ equity (1)	9.79%	8.55%	8.90%	7.81%	8.00%
Return on average tangible stockholders’ equity	12.95%	11.81%	11.84%	5.22%	10.70%
Core return on average tangible stockholders’ equity (1)	12.93%	11.34%	11.85%	10.39%	10.70%
Return on average assets	1.19%	1.08%	1.08%	0.49%	1.03%
Core return on average assets (1)	1.19%	1.03%	1.08%	0.98%	1.03%
Stockholders’ equity to total assets	12.09%	12.06%	12.17%	12.21%	12.73%
Efficiency ratio (2)	57.00%	61.98%	60.69%	57.81%	57.81%
Nonperforming assets to loans, net, and foreclosed assets	0.65%	0.63%	0.72%	0.68%	0.83%
Net charge-offs to average loans, net	0.05%	0.28%	0.07%	0.26%	0.04%
Allowance for loan losses to loans, net	1.15%	1.12%	1.14%	1.12%	1.15%
Interest-bearing assets yield (FTE) (3)	4.25%	4.20%	4.14%	4.13%	4.19%
Cost of funds	0.89%	0.81%	0.74%	0.66%	0.61%
Net interest spread (FTE) (3)	3.36%	3.39%	3.40%	3.47%	3.58%
Net interest margin (FTE) (3)	3.57%	3.58%	3.57%	3.63%	3.73%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21% in 2018 and 35% in 2017.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2018	2017
Interest income:
Interest and fees on loans:
Taxable	$54,546	$48,021
Tax-exempt	2,660	2,334
Interest and dividends on investment securities:
Taxable	2,790	2,130
Tax-exempt	2,001	2,262
Dividends	51	37
Interest on interest-bearing deposits in other banks	131	107
Total interest income	62,179	54,891
Interest expense:
Interest on deposits	6,135	4,617
Interest on short-term borrowings	2,317	599
Interest on long-term debt	936	1,041
Total interest expense	9,388	6,257
Net interest income	52,791	48,634
Provision for loan losses	3,150	3,600
Net interest income after provision for loan losses	49,641	45,034
Noninterest income:
Service charges, fees, commissions	5,856	5,410
Merchant services income	687	2,358
Commissions and fees on fiduciary activities	1,552	1,542
Wealth management income	1,048	1,081
Mortgage banking income	472	576
Life insurance investment income	568	577
Net gain on investment securities	14
Net gain on sale of credit card loans	291
Net gains on sale of merchant services business		2,278
Total noninterest income	10,488	13,822
Noninterest expense:
Salaries and employee benefits expense	21,291	19,851
Net occupancy and equipment expense	8,215	7,327
Merchant services expense	6	1,796
Amortization of intangible assets	670	785
Other expenses	8,932	9,079
Total noninterest expense	39,114	38,838
Income before income taxes	21,015	20,018
Provision for income tax expense	2,487	4,209
Net income	$18,528	$15,809
Other comprehensive income (loss):
Unrealized (losses) gains on investment securities available-for-sale	$(4,394)	$1,076
Income tax related to other comprehensive income	(925)	377
Other comprehensive (loss) income, net of income taxes	(3,469)	699
Comprehensive income	$15,059	$16,508
Per share data:
Net income	$2.50	$2.14
Cash dividends declared	$0.98	$0.94
Average common shares outstanding	7,397,373	7,395,612

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2018	2018	2018	2017	2017
Interest income:
Interest and fees on loans:
Taxable	$18,798	$18,239	$17,509	$16,925	$16,535
Tax-exempt	919	871	870	829	813
Interest and dividends on investment securities available-for-sale:
Taxable	998	934	858	819	714
Tax-exempt	639	661	701	737	716
Dividends	16	19	16	15	13
Interest on interest-bearing deposits in other banks	49	42	40	26	40
Total interest income	21,419	20,766	19,994	19,351	18,831
Interest expense:
Interest on deposits	2,342	1,959	1,834	1,833	1,654
Interest on short-term borrowings	809	841	667	301	177
Interest on long-term debt	315	315	306	307	344
Total interest expense	3,466	3,115	2,807	2,441	2,175
Net interest income	17,953	17,651	17,187	16,910	16,656
Provision for loan losses	1,050	1,050	1,050	1,200	1,200
Net interest income after provision for loan losses	16,903	16,601	16,137	15,710	15,456
Noninterest income:
Service charges, fees, commissions	1,883	1,885	2,088	1,934	2,156
Merchant services income	128	309	250	185	165
Commissions and fees on fiduciary activities	570	485	497	515	540
Wealth management income	305	332	411	330	414
Mortgage banking income	163	162	147	208	193
Life insurance investment income	190	191	187	192	193
Net gain (loss) on investment securities	14	8	(8)
Net gain on sale of credit card loans		291
Total noninterest income	3,253	3,663	3,572	3,364	3,661
Noninterest expense:
Salaries and employee benefits expense	6,946	7,390	6,955	6,819	6,550
Net occupancy and equipment expense	2,681	2,720	2,814	2,648	2,483
Merchant services expense	3	1	2	12	33
Amortization of intangible assets	220	220	230	249	259
Other expenses	2,687	3,165	3,080	2,727	3,155
Total noninterest expense	12,537	13,496	13,081	12,455	12,480
Income before income taxes	7,619	6,768	6,628	6,619	6,637
Income tax expense	902	811	774	3,971	1,287
Net income	$6,717	$5,957	$5,854	$2,648	$5,350
Other comprehensive (loss) income :
Unrealized losses on investment securities available-for-sale	$(1,179)	$(839)	$(2,376)	$(2,866)	$(381)
Change in pension liability				318
Income tax related to other comprehensive loss	(248)	(176)	(501)	(892)	(133)
Reclassification related to tax reform legislation				(1,101)
Other comprehensive loss, net of income taxes	(931)	(663)	(1,875)	(2,757)	(248)
Comprehensive income (loss)	$5,786	$5,294	$3,979	$(109)	$5,102
Per share data:
Net income	$0.91	$0.81	$0.79	$0.36	$0.72
Cash dividends declared	$0.33	$0.33	$0.32	$0.32	$0.32
Average common shares outstanding	7,399,054	7,396,533	7,396,505	7,396,505	7,396,505

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2018	2018	2018	2017	2017
Net interest income:
Interest income
Loans, net:
Taxable	$18,798	$18,239	$17,509	$16,925	$16,535
Tax-exempt	1,162	1,103	1,101	1,274	1,250
Total loans, net	19,960	19,342	18,610	18,199	17,785
Investments:
Taxable	1,062	993	912	858	766
Tax-exempt	811	835	887	1,133	1,102
Total investments	1,873	1,828	1,799	1,991	1,868
Interest on interest-bearing balances in other banks	1	2	2	2	1
Federal funds sold
Total interest income	21,834	21,172	20,411	20,192	19,654
Interest expense:
Deposits	2,342	1,959	1,834	1,833	1,654
Short-term borrowings	809	841	667	301	177
Long-term debt	315	315	306	307	344
Total interest expense	3,466	3,115	2,807	2,441	2,175
Net interest income	$18,368	$18,057	$17,604	$17,751	$17,479
Loans, net:
Taxable	4.57%	4.52%	4.45%	4.36%	4.43%
Tax-exempt	3.74%	3.60%	3.57%	4.36%	4.33%
Total loans, net	4.51%	4.46%	4.38%	4.36%	4.42%
Investments:
Taxable	2.28%	2.23%	2.15%	2.00%	1.93%
Tax-exempt	3.25%	3.24%	3.33%	4.09%	4.09%
Total investments	2.62%	2.60%	2.61%	2.82%	2.81%
Interest-bearing balances with banks	1.05%	2.35%	1.74%	0.74%	1.46%
Federal funds sold
Total interest-bearing assets	4.25%	4.20%	4.14%	4.13%	4.19%
Interest expense:
Deposits	0.69%	0.59%	0.56%	0.54%	0.50%
Short-term borrowings	2.23%	2.06%	1.66%	1.43%	1.30%
Long-term debt	2.57%	2.57%	2.51%	2.44%	2.43%
Total interest-bearing liabilities	0.89%	0.81%	0.74%	0.66%	0.61%
Net interest spread	3.36%	3.39%	3.40%	3.47%	3.58%
Net interest margin	3.57%	3.58%	3.57%	3.63%	3.73%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
At period end	2018	2018	2018	2017	2017
Assets:
Cash and due from banks	$40,458	$35,249	$26,699	$36,336	$31,839
Interest-bearing balances in other banks	137	130	76	1,152	1,067
Federal funds sold
Investment securities:
Available-for-sale	274,794	275,050	271,378	272,502	259,108
Equity investments carried at fair value	291	278	189	46	30
Held-to-maturity	8,551	8,780	9,028	9,274	9,564
Loans held for sale	98			106	460
Loans, net	1,779,445	1,753,389	1,725,781	1,693,065	1,632,515
Less: allowance for loan losses	20,413	19,573	19,718	18,960	18,831
Net loans	1,759,032	1,733,816	1,706,063	1,674,105	1,613,684
Premises and equipment, net	37,467	37,148	37,511	37,557	37,373
Accrued interest receivable	6,565	6,802	6,482	6,936	5,908
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	2,507	2,727	2,948	3,178	3,427
Other assets	64,573	72,276	66,644	64,469	66,406
Total assets	$2,257,843	$2,235,626	$2,190,388	$2,169,031	$2,092,236
Liabilities:
Deposits:
Noninterest-bearing	$404,293	$400,518	$394,729	$380,729	$372,146
Interest-bearing	1,423,571	1,318,343	1,325,289	1,338,289	1,315,709
Total deposits	1,827,864	1,718,861	1,720,018	1,719,018	1,687,855
Short-term borrowings	99,450	187,450	142,500	123,675	71,900
Long-term debt	48,461	48,911	49,265	49,734	50,199
Accrued interest payable	745	538	518	497	481
Other liabilities	8,352	10,322	11,463	11,131	15,505
Total liabilities	1,984,872	1,966,082	1,923,764	1,904,055	1,825,940
Stockholders’ equity:
Common stock	14,798	14,798	14,793	14,793	14,793
Capital surplus	135,226	135,143	135,080	135,043	134,988
Retained earnings	132,631	128,356	124,841	121,353	119,971
Accumulated other comprehensive loss	(9,684)	(8,753)	(8,090)	(6,213)	(3,456)
Total stockholders’ equity	272,971	269,544	266,624	264,976	266,296
Total liabilities and stockholders’ equity	$2,257,843	$2,235,626	$2,190,388	$2,169,031	$2,092,236

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Average quarterly balances	2018	2018	2018	2017	2017
Assets:
Loans, net:
Taxable	$1,632,012	$1,616,729	$1,596,493	$1,540,356	$1,482,215
Tax-exempt	123,199	122,876	125,142	116,055	114,455
Total loans, net	1,755,211	1,739,605	1,721,635	1,656,411	1,596,670
Investments:
Taxable	184,623	178,957	171,634	169,973	157,104
Tax-exempt	99,142	103,279	107,917	109,979	106,865
Total investments	283,765	282,236	279,551	279,952	263,969
Interest-bearing balances with banks	377	342	467	1,069	272
Federal funds sold
Total interest-bearing assets	2,039,353	2,022,183	2,001,653	1,937,432	1,860,911
Other assets	198,229	195,919	194,928	195,815	195,773
Total assets	$2,237,582	$2,218,102	$2,196,581	$2,133,247	$2,056,684
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,351,709	$1,327,036	$1,323,993	$1,338,282	$1,299,661
Noninterest-bearing	405,671	394,461	377,124	376,888	366,610
Total deposits	1,757,380	1,721,497	1,701,117	1,715,170	1,666,271
Short-term borrowings	144,162	163,596	162,965	83,791	54,084
Long-term debt	48,670	49,136	49,486	49,949	56,270
Other liabilities	15,609	15,376	16,054	16,411	14,820
Total liabilities	1,965,821	1,949,605	1,929,622	1,865,321	1,791,445
Stockholders’ equity	271,761	268,497	266,959	267,926	265,239
Total liabilities and stockholders’ equity	$2,237,582	$2,218,102	$2,196,581	$2,133,247	$2,056,684

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2018	2018	2018	2017	2017
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,576	$10,424	$11,283	$10,559	$11,714
Accruing loans past due 90 days or more	584	84	435	734	1,509
Foreclosed assets	342	500	685	284	358
Total nonperforming assets	$11,502	$11,008	$12,403	$11,577	$13,581

Three months ended
Allowance for loan losses:
Beginning balance	$19,573	$19,718	$18,960	$18,831	$17,802
Charge-offs	328	1,398	426	1,139	268
Recoveries	118	203	134	68	97
Provision for loan losses	1,050	1,050	1,050	1,200	1,200
Ending balance	$20,413	$19,573	$19,718	$18,960	$18,831

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2018	2018	2018	2017	2017
Core net income per share:
Net income GAAP	$6,717	$5,957	$5,854	$2,648	$5,350
Adjustments:
Less: Gain on sale of business line		291
Add: (gains) losses on investment securities	(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment	(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment		61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017				2,623
Net income Core	$6,706	$5,721	$5,860	$5,271	$5,350
Average common shares outstanding	7,399,054	7,396,533	7,396,505	7,396,505	7,396,505
Core net income per share	$0.91	$0.77	$0.79	$0.71	$0.72
Tangible book value:
Total stockholders’ equity	$272,971	$269,544	$266,624	$264,976	$266,296
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	2,507	2,727	2,948	3,178	3,427
Total tangible stockholders’ equity	$207,094	$203,447	$200,306	$198,428	$199,499
Common shares outstanding	7,399,054	7,399,054	7,396,505	7,396,505	7,396,505
Tangible book value per share	$27.99	$27.50	$27.08	$26.83	$26.97
Core return on average stockholders’ equity:
Net income GAAP	$6,717	$5,957	$5,854	$2,648	$5,350
Adjustments:
Less: Gain on sale of business line		291
Add: (gains) losses on investment securities	(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment	(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment		61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017				2,623
Net income Core	$6,706	$5,721	$5,860	$5,271	$5,350
Average stockholders’ equity	$271,761	$268,497	$266,959	$267,926	$265,239
Core return on average stockholders’ equity	9.79%	8.55%	8.90%	7.81%	8.00%
Return on average tangible equity:
Net income GAAP	$6,717	$5,957	$5,854	$2,648	$5,350
Average stockholders’ equity	$271,761	$268,497	$266,959	$267,926	$265,239
Less: average intangibles	65,987	66,208	66,433	66,673	66,926
Average tangible stockholders’ equity	$205,774	$202,289	$200,526	$201,253	$198,313
Return on average tangible stockholders’ equity	12.95%	11.81%	11.84%	5.22%	10.70%
Core return on average tangible stockholders’ equity:
Net income GAAP	$6,717	$5,957	$5,854	$2,648	$5,350
Adjustments:
Less: Gain on sale of business line		291
Add: (gains) losses on investment securities	(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment	(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment		61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017				2,623
Net income Core	$6,706	$5,721	$5,860	$5,271	$5,350
Average stockholders’ equity	$271,761	$268,497	$266,959	$267,926	$265,239
Less: average intangibles	65,987	66,208	66,433	66,673	66,926
Average tangible stockholders’ equity	$205,774	$202,289	$200,526	$201,253	$198,313
Core return on average tangible stockholders’ equity	12.93%	11.34%	11.85%	10.39%	10.70%
Core return on average assets:
Net income GAAP	$6,717	$5,957	$5,854	$2,648	$5,350
Adjustments:
Less: Gain on sale of business line		291
Add: (gains) losses on investment securities	(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment	(3)	(2)	2
Add: Expenses related to sale of merchant services business
Add: Gain on sale of business line tax adjustment		61
Add: Tax expense from the Tax Cuts and Jobs Act of 2017				2,623
Net income Core	$6,706	$5,721	$5,860	$5,271	$5,350
Average assets	$2,237,582	$2,218,102	$2,196,581	$2,133,247	$2,056,684
Core return on average assets	1.19%	1.03%	1.08%	0.98%	1.03%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	Sept 30
Nine Months Ended	2018	2017
Core net income per share:
Net income GAAP	$18,528	$15,809
Adjustments:
Less: Gain on sale of business line	291	2,278
Less: Gain on investment securities	14
Add: Expenses related to sale of business line		271
Add: Gain on sale of business line tax adjustment	61	702
Add: Gain on investment securities tax adjustment	3
Net income Core	$18,287	$14,504
Average common shares outstanding	7,397,373	7,395,612
Core net income per share	$2.47	$1.96